1 AMENDMENT NO. 2 TO AMENDED AND RESTATED LEASE AGREEMENT THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED LEASE AGREEMENT (this “Amendment”) is made as of July 13, 2022 (the “Effective Date”), by and between 3D FIELDS, LLC, a South Carolina limited liability company (“Landlord”), and 3D SYSTEMS CORPORATION, a Delaware corporation (“Tenant”). RECITALS: WHEREAS, Tenant and Landlord, as successor-in-interest to Lex Rock Hill L.P., as successor-in-interest to KDC-Carolina Investments 3, LP, are parties to that certain Lease Agreement dated February 8, 2006 (the “Original Lease”), as amended by that certain First Amendment to Lease Agreement dated August 7, 2006 and effective June 15, 2006 (the “First Amendment”), as further amended by that certain Second Amendment to Lease Agreement dated October 6, 2006 (the “Second Amendment”), as further amended by that certain Third Amendment to Lease Agreement dated December 18, 2006 (the “Third Amendment”), as further amended by that certain Fourth Amendment to Lease Agreement dated February 26, 2007 (the “Fourth Amendment”), as further amended by that certain Fifth Amendment to Lease Agreement dated March 17, 2011 (the “Fifth Amendment”), as further amended and restated in that certain Amended and Restated Lease Agreement dated February 25, 2021 (the “Amended and Restated Lease”), as further amended by that certain Amendment No. 1 to Amended and Restated Lease Agreement dated July 9, 2021 (“Amendment No.1 to Amended and Restated Lease” and collectively with the Amended and Restated Lease, the “Lease”); and WHEREAS, Landlord and Tenant desire to amend, modify, and clarify the Lease to better reflect the agreement between the parties. NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: 1. Recitals; Capitalized Terms. The Recitals set forth above are hereby incorporated into this Amendment as if set forth herein in full. All capitalized terms not otherwise defined in this Amendment shall have the same meanings ascribed to such terms in the Lease. 2. Waterford I Additional Improvements. a. Landlord and Tenant hereby acknowledge and agree that notwithstanding the terms of the Lease (including, but not limited to, Section 2(b), Section 6(b), and Exhibit B to the Amended and Restated Lease), Landlord shall not contribute any Waterford I Additional Improvement Funds. Landlord shall contribute the Waterford I TI Allowance as required in the Lease, but no Waterford I Additional Improvement Funds shall be advanced by Landlord, and Tenant shall not pay any Waterford I AIF Additional Rent. Section 2(b) and Exhibit B of the Amended and Restated Lease are hereby modified and amended to reflect the foregoing, Section 6(b) of the Lease is hereby deleted in its entirety, and all

2 references in the Lease to the Final Waterford I AIF Amount and/or Waterford I AIF Additional Rent shall be deemed null and void. All other terms and provisions of the Lease related to the Waterford I Additional Improvements (including, but not limited to, Exhibit B to the Amended and Restated Lease) shall remain in full force and effect in accordance with the terms thereof. 3. Construction of Waterford II Improvements. a. The third full sentence of Section 4(d) of the Lease is hereby deleted in its entirety and in lieu thereof, the following shall be inserted: Tenant shall cause its design build contractor to diligently proceed with the construction of the Waterford II Improvements and shall use commercially reasonable efforts to cause its design build contractor to Substantially Complete (as below defined) the Waterford II Improvements on or before December 1, 2022. 4. Waterford II Building Plans. The Final Waterford II Building Plans referenced as Exhibit C-2 in the Lease are attached hereto as Exhibit C-2. 5. Term of Lease. a. Section 5(a) of the Lease shall be deleted in its entirety and in lieu thereof, the following shall be inserted: (a) The initial term (“Initial Term”) for the Waterford I Premises commenced November 22, 2006 (the “Waterford I Commencement Date”) and is set to expire August 31, 2021. Landlord and Tenant hereby acknowledge and agree that (i) the Initial Term for the Waterford I Premises shall be extended to 11:59 p.m. (Rock Hill, South Carolina local time) March 31, 2038; (ii) the commencement date for the Waterford II Premises (the “Waterford II Commencement Date”) shall be the Substantial Completion Date; and (iii) the Initial Term for both the Waterford I Premises and the Waterford II Premises shall expire simultaneously at 11:59 p.m. (Rock Hill, South Carolina local time) March 31, 2038 (the “Expiration Date”). b. Section 5(d) of the Lease shall be deleted in its entirety and in lieu thereof, the following shall be inserted: (d) Tenant shall have the right to terminate this Lease as of July 31, 2032 (the “Early Termination Date”) with respect to either the Waterford I Premises or the Waterford II Premises, or both, by providing written notice of termination to Landlord no later than July 31, 2031, and upon giving such notice, Tenant shall pay to Landlord an early termination fee as follows: Waterford I Premises - $350,000 Waterford II Premises - $700,000 Waterford I Premises and Waterford II Premises - $1,050,000

3 6. Waterford I Base Rent. Section 6(a) of the Lease is deleted in its entirety, and in lieu thereof, the following shall be inserted: (a) Waterford I Base Rent: Tenant shall pay to Landlord base annual rent for the Waterford I Premises (“Waterford I Base Rent”) in monthly installments in advance, as follows: 7. Successors and Assigns. This Amendment shall be binding upon the parties hereto, and their heirs, successors, and assigns. 8. Authority. The parties executing this Amendment hereby represent and warrant to each other their right, title, and authority to enter into this Amendment without the consent, joinder or approval of any other person or entity, including, without limitation, mortgagees, trustees, partners, members, managers, directors, or shareholders (or to the extent that such consent, joinder, or approval is required, that it will have been obtained prior to executing this Amendment). 9. Conflict; Ratification. Except as specifically set forth in this Amendment, the parties hereby acknowledge and agree that the Lease is unmodified and in full force and effect, and further hereby ratify, affirm, and confirm the Lease as amended by this Amendment. In the event of a conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall control. From and after the date of this Agreement, the term “Lease” shall be deemed to mean and include the Lease as amended by this Amendment. 10. Counterparts. This Amendment may be executed in counterparts, which taken together shall constitute one instrument, notwithstanding the fact that all signatures are not contained on the same copy. Signatures transmitted by email in portable document format and signatures electronically signed in accordance with the Uniform Electronic Waterford I Waterford I Annual Base Rent Monthly Base Rent Effective Date August 31, 2021 709,305.36$ 59,108.78$ September 1, 2021 August 31, 2022 840,294.00$ 70,024.50$ September 1, 2022 August 31, 2023 852,898.41$ 71,074.87$ September 1, 2023 August 31, 2024 865,691.89$ 72,140.99$ September 1, 2024 August 31, 2025 878,677.26$ 73,223.11$ September 1, 2025 August 31, 2026 891,857.42$ 74,321.45$ September 1, 2026 August 31, 2027 905,235.28$ 75,436.27$ September 1, 2027 August 31, 2028 918,813.81$ 76,567.82$ September 1, 2028 August 31, 2029 932,596.02$ 77,716.34$ September 1, 2029 August 31, 2030 946,584.96$ 78,882.08$ September 1, 2030 August 31, 2031 960,783.74$ 80,065.31$ September 1, 2031 August 31, 2032 975,195.49$ 81,266.29$ September 1, 2032 August 31, 2033 989,823.42$ 82,485.29$ September 1, 2033 August 31, 2034 1,004,670.78$ 83,722.56$ September 1, 2034 August 31, 2035 1,019,740.84$ 84,978.40$ September 1, 2035 August 31, 2036 1,035,036.95$ 86,253.08$ September 1, 2036 August 31, 2037 1,050,562.50$ 87,546.88$ September 1, 2037 March 28, 2038 1,066,320.94$ 88,860.08$ Lease Period

4 Transaction Act (UETA) or the substantive equivalent of the UETA, and with the United States ESIGN Act, shall have the same effect as the delivery of original signatures and shall be binding upon and enforceable against the parties hereto as if such transmittal were an original executed counterpart. 11. Governing Law. The Lease as hereby amended shall be construed and enforced in accordance with the laws of the State of South Carolina. 12. Attorneys’ Fees. If Landlord or Tenant shall deem it necessary to engage attorneys or institute any suit against the other in connection with the enforcement of their respective rights under the Lease as hereby amended, the declaration of their rights hereunder, or the protection of Landlord's or Tenant's interests under the Lease as hereby amended, the non-prevailing party shall reimburse the prevailing party for its expenses incurred as a result thereof, including, without limitation, reasonable court costs and attorneys' fees. 13. No Waiver. Landlord’s and Tenant’s execution of this Amendment shall in no way be deemed a waiver of Landlord’s or Tenant’s rights or remedies under the Lease with respect to any defaults (if any) by Tenant or Landlord not specifically addressed in this Amendment. [Signature pages follow.]

5 The parties have signed this Lease on the date first above written. LANDLORD: 3D FIELDS, LLC, a South Carolina limited liability company By: Fields-Realty, LLC, its Manager By: Kim B. Fields, Authorized Member TENANT: 3D SYSTEMS CORPORATION, a Delaware corporation By: Name: Andrew M. Johnson Title: Executive Vice President, Chief Legal Officer, and Secretary /s/ Andrew M. Johnson /s/ Kim B. Fields

6 EXHIBIT C-2 FINAL WATERFORD II BUILDING PLAN